Exhibit 99.1

GPB Automotive Portfolio, LP.

Unaudited Pro Forma Condensed Consolidated Financial Statements

As previously disclosed on September 12, 2021, GPB Portfolio Automotive, LLC, a Delaware limited liability company (the "Company"), Capstone Automotive Group, LLC, a Delaware limited liability company, Capstone Automotive Group II, LLC, a Delaware limited liability company, Automile Parent Holdings, LLC, a Delaware limited liability company, and Automile TY Holdings, LLC, a Delaware limited liability company (each, a “Seller” and collectively, the “Sellers”), and Prime Real Estate Holdings, LLC, a Delaware limited liability company (the “Real Estate Equity Seller” and, together with the Sellers, the “Seller Parties” and, together with their respective subsidiaries, the “Selling Entities”), entered into a Purchase Agreement (the “Purchase Agreement”) with Group 1 Automotive, Inc., a Delaware corporation (the "Purchaser"), pursuant to which the Selling Entities agreed to sell substantially all of the assets or equity of the Selling Entities, including, but not limited to the Selling Entities’ real property (including certain equity of entities owning real property), vehicles, parts and accessories, goodwill, permits, intellectual property and substantially all contracts, that relate to their automotive dealership and collision center businesses, and excluding certain assets such as cash and certain receivables (the "Transaction"). The Selling Entities, other than Capstone Automotive Group II, LLC, are direct and indirect subsidiaries of GPB Automotive Portfolio, LP, a Delaware limited partnership (the "Partnership).

On November 17, 2021, the Selling Entities completed the sale of substantially all of their assets, including real estate, three collision centers, and 27 Prime Automotive Group dealerships operating under the names of: Acura Westwood, Audi Westwood, BMW of Norwood, South Shore BMW, Saco CJDR, World CJDR, Ford Saco, Ford Auburn, Prime Buick GMC, Staten Island GMC, Rockville Centre GMC, Prime Honda Boston, Prime Honda Saco, Prime Honda 128, Land Rover Hanover, Mazda Westwood, Mercedes-Benz of Westwood, Mercedes-Benz of Scarborough, Mercedes-Benz of Hanover, Mercedes-Benz of Manchester, South Shore MINI, Porsche Westwood, Bill Kolb, Jr. Subaru, World Subaru, Volvo South Shore, Volkswagen Norwood and Volkswagen Saco (the “Initial Disposition”). On November 18, 2021, the Selling Entities completed the sale of a 28th Prime Automotive Group dealership, Toyota Saco. The aggregate consideration for all of the 28 dealership purchases was approximately $828.4 million after taking into account the payoff of approximately $80.7 million in floorplan financing and lease deposits. One of those dealerships, Bill Kolb, Jr. Subaru, was owned by GPB Holdings II, L.P. and is not consolidated for financial reporting by the Partnership. The aggregate consideration is subject to customary post-close adjustments. In summary, of the 30 dealerships originally announced, the Selling Entities have closed on the sale of 28 dealerships to the Purchaser. One additional dealership was contracted by the Sellers to be sold to a third party with the consent of the Purchaser and that sale was closed, and to date, one additional dealership has not received approval for transfer to the Purchaser by the applicable manufacturer and continues to be operated by the Partnership until it can be sold.

The closing of the Transaction discussed above triggered the Partnership's obligation to provide accelerated repayment, pursuant to the Amended and Restated Credit Agreement, by and between GPB Prime Holdings, LLC, Automile Parent Holdings, LLC, Automile TY Holdings, LLC, AMR Real Estate Holdings, LLC and M&T Bank Corporation dated October 2017, of approximately $225.3 million of mortgage and floorplan debt (inclusive of the $80.7 million in floorplan financing and lease deposits discussed above).

The foregoing description of the Purchase Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which was previously filed as Exhibit 2.1 to the Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 filed on November 15, 2021 and incorporated herein by reference.

The following unaudited pro forma condensed consolidated financial statements are presented to comply with Article 11 of Regulation S-X and follow prescribed SEC regulations. The unaudited condensed consolidated pro forma financial statements do not purport to present what the Partnership’s results would have been had the disposition actually occurred on the dates indicated or to project what the Partnership’s results of operations or financial position would have been for any future period. The prescribed regulations limit pro forma adjustments to those that are directly attributable to the disposition on a factually supported basis. The pro forma adjustments are described in the notes to the unaudited condensed consolidated pro forma financial statements.

The unaudited condensed consolidated pro forma financial statements have been prepared for informational purposes and to assist in the analysis of the Transaction. This information should be read together with the historical consolidated financial statements and related notes of the Partnership included in its Registration Statement on Form 10 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2021 and the year ended December 31, 2021, assume the Transaction closed on the first day of the earliest fiscal period presented. The unaudited pro forma condensed consolidated financial statements are derived from the historical consolidated financial statements of the Partnership and are based on assumptions that management believes are reasonable in the circumstances.

GPB AUTOMOTIVE PORTFOLIO, LP and SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2021

(in thousands)

	Historical			Pro Forma
	September 30,	Pro Forma		September 30,
	2021	Adjustments		2021
Assets
Current assets:
Cash and restricted cash	$148,155	$788,093	(a)	$936,248
Contracts in transit	17,840	-		17,840
Receivables, net of allowance for doubtful accounts	19,889	-		19,889
Assets held for sale	3,396	-		3,396
Due from related parties, current portion	4,929	-		4,929
Inventories	128,895	(119,895	)(a)	9,000
Leased rental/service vehicles	10,755	(10,176	)(a)	579
Prepaid expenses and other current assets	19,000	(7,700	)(a)	11,300
Total current assets	$352,859	$650,322		$1,003,181
Non-current assets:
Restricted cash, net of current portion	$14,322	(14,322	)(a)	$-
Property and equipment, net	238,605	(215,649	)(a)	22,956
Goodwill	142,065	(117,545	)(a)	24,520
Franchise rights	126,139	(107,912	)(a)	18,227
Right-of-use assets - operating	47,725	(47,725	)(a)	-
Right-of-use assets - finance	24,468	(24,468	)(a)	-
Other assets	12,617	(16	)(a)	12,601
Total non-current assets	$605,941	$(527,637)		$78,304
Total assets	$958,800	$122,685		$1,081,485

Liabilities and Partners' Capital
Liabilities:
Current liabilities:
Floorplan payable	$104,040	$(96,011	)(a)	$8,029
Accounts payable	32,640	(3,652	)(a)	28,988
Accrued expenses and other current liabilities	41,762	(7,412	)(a)	34,350
Notes payable - related party, current portion	962	-		962
Long-term debt, current portion	6,719	(6,570	)(a)	149
Operating lease liabilities, current portion	4,604	(4,604	)(a)	-
Finance lease liabilities, current portion	1,432	(1,432	)(a)	-
Leased vehicle liability	10,755	-		10,755
Redeemable non-controlling interests, current portion	24,943	-		24,943
Due to related parties	3,973	-		3,973
Total current liabilities	$231,830	$(119,681)		$112,149
Non-current liabilities:
Long-term debt, net of current portion	$137,197	$(106,359	)(a)	$30,838
Operating lease liabilities, net of current portion	45,088	(45,088	)(a)	-
Finance lease liabilities, net of current portion	25,102	(25,102	)(a)	-
Notes payable - related party, net of current portion	14,667	-		14,667
Redeemable non-controlling interests, net of current portion	4,903	-		4,903
Other liabilities	2,655	-		2,655
Total non-current liabilities	$229,612	$(176,549)		$53,063
Total liabilities	$461,442	$(296,230)		$165,212

Partners' capital:
Partners' capital attributable to the Partnershup	$343,165	$293,556	(a)	636,721
Non-controlling interests	154,193	125,359	(a)	279,552
Total partners' capital	$497,358	$418,915		$916,273
Total liabilities and partners' capital	$958,800	$122,685		$1,081,485

(a)	Reflects the elimination of assets and liabilities, proceeds from sale of $773.7 million, which includes restricted cash in escrow of $38.9 million, and the resulting gain on the dealership and real estate sales in partners' capital.

See the accompanying notes which are an integral part of these unaudited pro forma condensed consolidated financial statements.

GPB AUTOMOTIVE PORTFOLIO, LP and SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

(in thousands)

				Pro Forma
	Nine Months			Nine Months
	Ended September 30,	Pro Forma		Ended September 30,
	2021	Adjustments		2021
Revenues:
New vehicle retail sales	$823,145	$(717,353	)(b)	$105,792
Used vehicle retail sales	482,784	(427,852	)(b)	54,932
Used vehicle wholesale sales	77,765	(77,579	)(b)	186
Service, body, and parts sales	177,416	(158,700	)(b)	18,716
Finance and insurance sales	67,832	(56,593	)(b)	11,239
Total revenues	1,628,942	(1,438,077)		190,865
Costs of sales:
New vehicle retail cost	$742,435	$(644,934	)(b)	$97,501
Used vehicle retail cost	443,958	(395,088	)(b)	48,870
Used vehicle wholesale cost	68,853	(69,760	)(b)	(907)
Service, body, and parts cost	75,778	(67,949	)(b)	7,829
Total cost of sales	$1,331,024	$(1,177,731)		$153,293
Gross profit	$297,918	$(260,346)		$37,572
Operating expenses:
Selling, general and administrative expenses	$223,755	$(182,828	)(b)	$40,927
Gain on sale of dealerships, property and equipment, net	(2,180)	-		(2,180)
Managerial assistance fee, related party	9,702	-		9,702
Rent expense	6,350	(5,803	)(b)	547
Asset impairment	867	-		867
Depreciation and amortization	7,854	(7,124	)(b)	730
Total operating expenses	$246,348	$(195,755)		$50,593
Operating income (loss)	$51,570	$(64,591)		$(13,021)
Other income (expense):
Floorplan interest	$(2,772)	$2,485	(b)	$(287)
Interest expense	(5,849)	5,646	(b)	(203)
Interest expense to related parties	(2,208)	-		(2,208)
Other income, primarily gain on forgiveness of debt	19,246	-		19,246
Total other income (expense), net	$8,417	$8,131		$16,548
Net income	$59,987	$(56,460)		$3,527
Net income attributable to non-controlling interests	$25,662	$(21,774)		$3,888
Net income (loss) attributable to the Partnership	$34,325	$(34,686)		$(361)

(b)	Represents the elimination of revenues and expenses for the dealerships and real estate sold

See the accompanying notes which are an integral part of these unaudited pro forma condensed consolidated financial statements.

GPB AUTOMOTIVE PORTFOLIO, LP and SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(in thousands)

				Pro Forma
	Year Ended			Year Ended
	December 31,	Pro Forma		December 31,
	2020	Adjustments		2020
Revenues:
New vehicle retail sales	$1,228,612	$(807,616	)(b)	$420,996
Used vehicle retail sales	687,444	(479,601	)(b)	207,843
Used vehicle wholesale sales	98,017	(54,094	)(b)	43,923
Service, body, and parts sales	268,764	(189,488	)(b)	79,276
Finance and insurance sales	94,412	(57,782	)(b)	36,630
Total revenues	2,377,249	(1,588,581)		788,668
Costs of sales:
New vehicle retail cost	$1,148,886	$(745,302	)(b)	$403,584
Used vehicle retail cost	638,750	(447,154	)(b)	191,596
Used vehicle wholesale cost	94,299	(51,376	)(b)	42,923
Service, body, and parts cost	116,835	(79,850	)(b)	36,985
Total cost of sales	$1,998,770	$(1,323,682)		$675,088
Gross profit	$378,479	$(264,899)		$113,580
Operating expenses:
Selling, general and administrative expenses	$308,398	$(199,577	)(b)	$108,821
Gain on sale of dealerships, property and equipment, net	13,030	-		13,030
Managerial assistance fee, related party	12,934	-		12,934
Rent expense	8,331	(6,363	)(b)	1,968
Asset impairment	3,784	-		3,784
Depreciation and amortization	11,337	(8,461	)(b)	2,876
Total operating expenses	$357,814	$(214,401)		$143,413
Operating income (loss)	$20,665	$(50,498)		$(29,833)
Other income (expense):
Floorplan interest	$(10,502)	$6,516	(b)	$(3,986)
Interest expense	(13,669)	12,149	(b)	(1,520)
Interest expense to related parties	(5,894)	-		(5,894)
Interest income	255	-		255
Interest income from related parties	78	-		78
Other income, primarily gain on forgiveness of debt	1,632	-		1,632
Total other (expense), net	$(28,099)	$18,665		$(9,434)
Net income (loss)	$(7,434)	$(31,833)		$(39,267)
Net income attributable to non-controlling interests	$11,873	$(8,184)		$3,688
Net income (loss) attributable to the Partnership	$(19,307)	$(23,649)		$(42,955)

(b)	Represents the elimination of revenues and expenses for the dealerships and real estate sold

See the accompanying notes which are an integral part of these unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Transaction

As previously disclosed on September 12, 2021, GPB Portfolio Automotive, LLC, a Delaware limited liability company (the "Company"), Capstone Automotive Group, LLC, a Delaware limited liability company, Capstone Automotive Group II, LLC, a Delaware limited liability company, Automile Parent Holdings, LLC, a Delaware limited liability company, and Automile TY Holdings, LLC, a Delaware limited liability company (each, a “Seller” and collectively, the “Sellers”), and Prime Real Estate Holdings, LLC, a Delaware limited liability company (the “Real Estate Equity Seller” and, together with the Sellers, the “Seller Parties” and, together with their respective subsidiaries, the “Selling Entities”), which are direct or indirect subsidiaries of GPB Automotive Portfolio, LP, a Delaware limited partnership (the “Partnership”), entered into a Purchase Agreement (the “Purchase Agreement”) with Group 1 Automotive, Inc., a Delaware corporation (the "Purchaser"), pursuant to which the Selling Entities agreed to sell substantially all of the assets or equity of the Selling Entities, including, but not limited to the Selling Entities’ real property (including certain equity of entities owning real property), vehicles, parts and accessories, goodwill, permits, intellectual property and substantially all contracts, that relate to their automotive dealership and collision center businesses, and excluding certain assets such as cash and certain receivables (the "Transaction").

On November 17, 2021, the Selling Entities completed the sale of substantially all of its assets, including real estate, three collision centers, and 27 Prime Automotive Group dealerships operating under the names of: Acura Westwood, Audi Westwood, BMW of Norwood, South Shore BMW, Saco CJDR, World CJDR, Ford Saco, Ford Auburn, Prime Buick GMC, Staten Island GMC, Rockville Centre GMC, Prime Honda Boston, Prime Honda Saco, Prime Honda 128, Land Rover Hanover, Mazda Westwood, Mercedes-Benz of Westwood, Mercedes-Benz of Scarborough, Mercedes-Benz of Hanover, Mercedes-Benz of Manchester, South Shore MINI, Porsche Westwood, Bill Kolb, Jr. Subaru, World Subaru, Volvo South Shore, Volkswagen Norwood and Volkswagen Saco (the “Initial Disposition”). On November 18, 2021, the Selling Entities completed the sale of a 28th Prime Automotive Group dealership, Toyota Saco. The aggregate consideration for all of the 28 dealership purchases was approximately $828.4 million after taking into account the payoff of approximately $80.7 million in floorplan financing and lease deposits. One of those dealerships, Bill Kolb Jr., Subaru, was owned by GPB Holdings II, L.P. and is not consolidated for financial reporting by the Partnership. The aggregate consideration is subject to customary post-close adjustments. In summary, of the 30 dealerships originally announced, the Selling Entities have closed on the sale of 28 dealerships to the Purchaser. One additional dealership was contracted by the Sellers to be sold to a third party with the consent of the Purchaser and that sale was closed, and to date, one additional dealership has not received approval for transfer to the Purchaser by the applicable manufacturer and continues to be operated by the Partnership until it can be sold.

The closing of the Transaction discussed above triggered an obligation to provide accelerated repayment, pursuant to the Amended and Restated Credit Agreement, by and between GPB Prime Holdings, LLC, Automile Parent Holdings, LLC, Automile TY Holdings, LLC, AMR Real Estate Holdings, LLC and M&T Bank Corporation dated October 2017, of approximately $225.3 million of mortgage and floorplan debt (inclusive of the $80.7 million in floorplan financing and lease deposits discussed above).

2. Pro Forma Adjustments

The pro forma adjustments made to the historical condensed consolidated financial statements of the Partnership in connection with the Transaction are described as follows:

•	the elimination of assets and liabilities;
•	the proceeds from sale of $773.7 million, which includes $38.9 million of restricted cash held in escrow pursuant to the Purchase Agreement;
•	the gain on the dealership and real estate sales in partners' capital; and
•	the elimination of revenues and expenses for the dealerships and real estate sold.